SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 23, 2007

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                    001-16533                 63-1261433
  (State of Incorporation)     (Commission File No.)     (IRS Employer I.D. No.)


     100 Brookwood Place, Birmingham, Alabama                  35209
     (Address of Principal Executive Office)                (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 7.01  Regulation FD Disclosure
---------  ------------------------

               On January 24, 2007 ProAssurance announced that Standard & Poor's had issued an upward revision to its outlook for ProAssurance and our individually-rated subsidiaries. The outlook is now "Stable." We also reported that Standard & Poor's affirmed their "A-" financial strength rating for ProAssurance and the rated-subsidiaries, as well as the BBB-" credit rating assigned to ProAssurance itself. The news release announcing the actions is furnished as Exhibit 99.1 to this Current Report on Form 8K.


Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

           (d) Exhibits

               99.1 News release, dated January 24, 2007, announcing the rating decisions of Standard & Poor's.

The information we are furnishing under Items 7.01 and 9.01 of this Current Report on Form 8K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.is being furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.



SIGNATURE
---------

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2007

                                           PROASSURANCE CORPORATION



                                           By: /s/ Frank B. O'Neil
                                           -------------------------------------
                                                   Frank B. O'Neil
                                                   Senior Vice-President